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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 22, 2003




                            AMB FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        Delaware                         0-23182                 35-1905382
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(State or other jurisdiction       (Commission File No.)       (IRS Employer
    of incorporation)                                        Identification No.)



  8230 Hohman Avenue, Munster, Indiana                                46321
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code: (219) 836-5870
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                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.     Other Events

         On January 22, 2003, AMB Financial Corp. ("AMB") issued the attached press release announcing the payment of a cash dividend.

Item 7.     Financial Statements and Exhibits

            (a)   Exhibits

                  99.   Press release dated January 22, 2003.
                        Section-906-Certification

























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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AMB FINANCIAL CORPORATION




Date: January 22, 2003                     By:/s/ Clement B. Knapp
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                                           Clement B. Knapp, Jr.
                                           President and Chief Executive Officer





Date:  January 22, 2003                    By:/s/ Daniel T. Poludniak
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                                           Daniel T. Poludniak, Vice President,
                                           Treasurer and Chief Financial Officer

















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